SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                     New First Niagara Financial Group, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                  Delaware                                    42-1556195
--------------------------------------------           -------------------------
    (State of Incorporation or Organization)              (I.R.S. Employer
                                                           Identification No.)


6950 South Transit Road, P.O. Box 514
         Lockport, New York                                     14095
--------------------------------------------           -------------------------
(Address of Principal Executive Offices)                       (Zip Code)

If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           Pursuant to Section 12(g) of the
Exchange Act and is effective              Exchange Act and is effective
pursuant to General Instruction            pursuant to General Instruction
A.(c), please check the following          A.(d), please check the following
box.  [ ]                                    box.  [x]

Securities Act registration statement file number to which this form relates: 333-99737

Securities to be registered pursuant to Section 12(b) of the Act:

          None                                              N/A
--------------------------------------------------------------------------------
      (Title of Class)                        (Name of Each Exchange on Which
                                               Each Class is to be Registered)

        Securities to be registered pursuant to Section 12(g) of the Act:

                     common stock, par value $0.01 per share
                     ---------------------------------------
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.

     For a description of the Registrant's securities, reference is made to "Description of Capital Stock of First Niagara Financial Group Following the
Conversion," "Our Dividend Policy" and "Market for the Common Stock" in the Registrant's Registration Statement on Form S-1 (File No. 333-99737), which is hereby incorporated by reference. For a description of the provisions of the Registrant's Certificate of Incorporation and Bylaws that may render a change in control of the Registrant more difficult, reference is made to "Restrictions on Acquisition of First Niagara Financial Group" in the Registrant's Prospectus.

Item 2.  Exhibits.
-----------------

1. Registration Statement on Form S-1 (Registration Number 333-99737) dated September 18, 2002, as amended November 14, 2002, is hereby incorporated by reference.

2. Certificate of Incorporation (incorporated by reference to Exhibit 3.3 of the Registration Statement on Form S-1 as filed on September 18, 2002, as amended November 14, 2002).

3. Bylaws (incorporated by reference to Exhibit 3.4 of the Registration Statement on Form S-1 as filed on September 18, 2002, as amended November 14, 2002).

4. Specimen Stock Certificate (incorporated by reference to Exhibit 4.2 of the Registration Statement on Form S-1 as filed on September 18, 2002, as amended November 14, 2002).

                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934 the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        NEW FIRST NIAGARA FINANCIAL GROUP, INC.



Date:    January 14, 2003            By: /s/ William E. Swan
                                       ---------------------------------------
                                            William E. Swan
                                            Chairman, President
                                             and Chief Executive Officer